SUPPLEMENT DATED OCTOBER 14, 2008
TO THE PROSPECTUSES FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC
DATED APRIL 30, 2008

On October 1, 2008, the Board of Directors (the “Board”) of Principal Variable Contracts Funds, Inc. approved the participation of its Money Market Account (the “Account”) in the United States Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program will guarantee Account shareholders that they will receive $1.00 per Account share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Account “breaks the buck” (the date the Account’s net asset value falls below $.0995, is not immediately restored, and the Account liquidates), whichever is less. The program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Account on September 19, 2008.

The Program remains in effect until December 18, 2008, unless extended by the United States Treasury Department. If the Program is extended, the Board would need to approve the Account’s continued participation in the Program and the Account would need to reapply and pay an additional premium. The cost for participating in the initial three-month Program is 0.01% of the net assets of the Account as of September 19, 2008 and shall be borne by the Account.

Further information about the Program is available at www.ustreas.gov.